UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2022

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2022 (the “Effective Date”), CPI Aerostructures, Inc. (the “Company”) entered into a Consent, Waiver and Ninth Amendment (the “Ninth Amendment”) to that certain Amended and Restated Credit Agreement with the lenders named therein and BankUnited, N.A. (“BankUnited”) as Sole Arranger, Agent and a Lender, dated as of March 24, 2016 (as amended from time to time, the “Credit Agreement”). Under the Ninth Amendment, the parties amended the Credit Agreement by (a) extending the maturity date of the Company’s existing revolving line of credit, its existing term loan and other indebtedness (collectively, the “Loans”) to September 30, 2023, (b) providing for the repayment of an additional $750,000 of the principal balance of the term loan in three installments of $250,000 on September 30, 2022, December 31, 2022 and March 31, 2023 in addition to $200,000 regular monthly principal payments through December 31, 2022 and (c) increasing the interest on the Loans as follows: from the Effective Date through June 30, 2022, Prime Rate (as defined in the Credit Agreement) plus 2.5%; from July 1, 2022 through August 31, 2022, Prime Rate plus 5%; from September 1, 2022 through October 31, 2022, Prime Rate plus 6%; from November 1, 2022 through December 31, 2022, Prime Rate plus 7%; and from January 1, 2023 through September 30, 2023, Prime Rate plus 8%. Additionally, under the Ninth Amendment, the Credit Agreement’s financial covenants were amended as provided for therein and BankUnited waived or consented to certain covenant non-compliance, waived temporarily or consented to late delivery of certain financial information and waived permanently late delivery of certain pro-forma budget information.

As consideration for the lenders entering into the Ninth Amendment, the Company paid a $62,833 fee to the lenders.

The foregoing description is qualified in its entirety by reference to the Ninth Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1*	Consent, Waiver and Ninth Amendment the Amended and Restated Credit Agreement, dated as of April 12, 2022 by and between CPI Aerostructures, Inc., the several lenders from time to time party thereto, and BankUnited, N.A., as Sole Arranger, Administrative Agent and Collateral Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2022	CPI AEROSTRUCTURES, INC.

	By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer

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